SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2007

Medusa Style Corporation

_____________________________________________________________________________________

Exact Name Of Registrant As Specified In Its Charter)

Nevada

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(State or Other Jurisdiction of Incorporation)

000-50480	98-0389557
(Commission File Number)	(I.R.S. Employer Identification No.)

4128 Colfax Avenue, Studio City, California	91604
(Address of Principal Executive Offices)	(Zip Code)

                     (818) 985-2417

(Registrant’s Telephone Number, Including Area Code)

                    Suite 210, 580 Hornby Street, Vancouver, BC V6C 3B6

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a- 12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This current report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider Item 1A of Part I of this current report, “Risk Factors,” on page 6, and various disclosures made by us in our reports filed with the Securities and Exchange Commission, each of which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

EXPLANATORY NOTE

Item 1.01

Entry into a Material Definitive Agreement

On June 8, 2007, Medusa Style Corporation entered into a share exchange agreement with En2Go, Inc., a privately held Nevada corporation and its shareholders, Tolga F. Katas, Kevin R. Griffith and Paul E. Fishkin.  Pursuant to this share exchange agreement, which we refer to as the “acquisition agreement,” on July 16, 2007, we acquired all of the issued and outstanding shares of En2Go, Inc. and it became a wholly owned subsidiary of Medusa Style Corporation.  We refer to this transaction as the “acquisition.”

We refer to the acquisition and the name change described above collectively as the “transactions.” Unless otherwise indicated:

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the terms “our company,” “we,” “us,” and “our” refer to En2Go International Inc. after giving effect to the transactions, unless the context clearly indicates otherwise;

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the term “Medusa” refers to Medusa Style Corporation before giving effect to the acquisition; and

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the term “En2Go” refers to En2Go, Inc. before giving effect to the acquisition.

Item 2.01

Completion of Acquisition or Disposition of Assets.

SUMMARY OF THE ACQUISITION AND RELATED TRANSACTIONS

On June 8, 2007, Medusa, En2Go, Tolga F. Katas, Kevin R. Griffith and Paul E. Fishkin entered into a share exchange agreement. The acquisition was consummated on July 16, 2007 and we ceased the business operations of Medusa. Pursuant to the acquisition, En2Go’s business became our business. We currently anticipate that we will continue to maintain the ownership and operating structure implemented at the time of the acquisition, i.e., with En2Go International Inc. as a periodic reporting holding company and En2Go, Inc. as our operating company.

The following summarizes the effects on the stockholdings of Medusa as of and immediately following the acquisition.

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Medusa stockholders retained, in the aggregate, 11,250,000 shares of our common stock in connection with the acquisition or 22.6% of our issued and outstanding common stock on an actual and fully diluted basis;

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The holders of shares of common stock of En2Go received an aggregate of 38,550,000 shares of our common stock or 77.4% of our issued and outstanding common stock on an actual an fully diluted basis;

Following the acquisition, there were 49,800,000 shares of our common stock issued and outstanding on an actual and fully diluted basis.

Prior to the completion of the acquisition, Mr. Bruce Schmidt was Medusa’s sole director and served as its president, chief executive officer, secretary and treasurer and Medusa had no other executive officers. Mr. Schmidt resigned his officer positions and remains as a director of Medusa.  Mr. Fishkin and Mr. Katas, directors and officers of En2Go, became directors and officers of Medusa.

We will treat the acquisition as a capital transaction or a recapitalization for financial accounting purposes. En2Go will be treated as the acquirer for accounting purposes, whereas Medusa will be treated as the acquirer for legal purposes. Accordingly, historical financial statements of Medusa before the acquisition will be replaced with the historical financial statements of En2Go in this current report and all future filings with the Securities and Exchange Commission, or “SEC.” The share exchange agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The parties have taken all actions necessary to ensure the acquisition is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended.

All securities issued in connection with the merger were “restricted” securities and are subject to all applicable resale restrictions specified by federal and state securities laws.

Disclosure

As disclosed elsewhere in this report, on July 16, 2007, we acquired En2Go pursuant to a share exchange agreement. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as Medusa was immediately before the transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 or Form 10-SB, as applicable. Accordingly, we are providing below the information that would be included in such form. Please note that the information provided below relates to the company after the acquisition and that information relating to periods prior to the date of the acquisition only relate to Medusa or En2Go unless otherwise specifically indicated.

PART I

Item 1.

Description of Business

EN2GO was founded in 2005 and incorporated to do business in the state of Nevada on January 21, 2007.   On July 16, 2007, it became the principal technology and business of Medusa, (MSYL), as a result of the share exchange agreement disclosed elsewhere herein.  Immediately following the acquisition, the two businesses became one. Through our operating subsidiary, En2go, we plan to expand into a full-service production house and software solutions builder.

The future of the Entertainment and Media business will incorporate a combination of Internet, Entertainment and Communications or simply ‘En2go – Entertainment To Go!’ as we define it. We plan to take part in this development by pursuing opportunities in telecommunications as a development partner to today’s leading carriers and as an entertainment solution partner to major entertainment companies.

En2go will continue to grow its code bank and media library of content with special emphasis on user-generated content and distribution.

Our principal executive offices are located at 4128 Colfax Avenue, Studio City, California and our corporate telephone number is (800)718-9703   Additional information can be found on our website; www.en2go.com.  Our Internet website and the information contained therein or connected thereto are not a part or incorporated into this Current Report on Form 8-K.

Item 1A

Risk Factors

You should carefully read the following risk factors when you evaluate our business and the forward-looking statements that we make in this report, in our financial statements and elsewhere. Any of the following risks could materially adversely affect our business, our operating results, our financial condition and the actual outcome of matters as to which we make forward-looking statements.

Risks related to our lack of liquidity

We have no revenues and have incurred and expect to continue to incur substantial losses. We will not be successful unless we reverse this trend.

Through May 31, 2007, we have not generated any revenues. As a result, we have generated significant operating losses since our formation and expect to incur substantial losses and negative operating cash flows for the foreseeable future. As of May 31, 2007 our accumulated deficit was approximately $281,523. Our net loss for the 5 months ended May 31, 2007 was approximately $(264,882). Our cash outflow from operations was approximately $0.00 for the 5 month period ended May, 31, 2007 and our capital shows  approximately $999,990 as of May 31, 2007. We expect that capital outlays and operating expenditures will increase over the next several years as we expand our infrastructure and development activities. For the foreseeable future, we will fund all of our operations and capital expenditures from cash on hand. Our failure to achieve or maintain profitability has and will continue to have an adverse effect our stockholder’s equity, total assets and working capital and could negatively impact the value of our common stock.

As a result, we will need to generate significant revenues from product sales or the license of our technology in order to achieve and maintain profitability. We may not be able to generate these revenues or achieve profitability in the future.

If we fail to raise additional capital or receive substantial cash inflows from additional investors our business effort could be compromised.

We have limited capital resources and operations to date have been funded with the proceeds from equity and debt financings and income earned on investments. The audit report prepared by our independent registered public accounting firm relating to our consolidated financial statements for the period ended March 31, 2007 includes an explanatory paragraph expressing the substantial doubt about our ability to continue as a going concern.

Even if we obtain additional financing, our business will require substantial additional investment that we have not yet secured. We cannot be sure how much we will need to spend in order to develop and market new products and technologies in the future. We expect to continue to spend substantial amounts on development. Further, we will not have sufficient resources to develop fully any new products or technologies unless we are able to raise substantial additional financing on acceptable terms or secure funds from new or existing partners. Our failure to raise capital when needed would adversely affect our business, financial condition and results of operations, and could force us to reduce or discontinue our operations at some time in the future, even if we obtain financing in the near term.

Risks related to our business

We are in the early stages of product development and our success is uncertain.

We are a development stage company and are in the early stages of developing our products. We have not yet successfully developed any of our products to final completion stage. We may fail to develop any products, to implement our business model and strategy successfully or to revise our business model and strategy should industry conditions and competition change. We cannot make any assurances that any of our product candidates, if successfully developed, would generate sufficient revenues to enable us to be profitable. Furthermore, we cannot make any assurances that we will be successful in addressing these risks. If we are not, our business, results of operations and financial condition will be materially adversely affected.

We have a limited operating history and we may not be able to successfully develop our business.

We were incorporated in Nevada in January 2007 and began operations in June 2007 when we acquired assets from Tolga Katas, Paul E. Fishkin and Christine Marie. Our limited operating history makes predicting our future operating results difficult. As a software development company with a limited history, we face numerous risks and uncertainties in the competitive markets. In particular, we have not proven that we can:

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develop entertainment software in a manner that enables us to be profitable and meet strategic partner and customer requirements;

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develop and maintain relationships with key customers and strategic partners that will be necessary to optimize the market value of our products;

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raise sufficient capital in the public and/or private markets; or

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respond effectively to competitive pressures.

If we are unable to accomplish these goals, our business is unlikely to succeed. Even if we are able to license our technology to generate income we still will be operating at a significant loss during the course of our software development program.

If we are unable to establish sales and marketing capabilities or enter into agreements with third parties to sell and market products we may develop, we may not be able to generate product revenue.

We do not currently have an organization for the sales, marketing and distribution of software products.  We anticipate that we will seek to enter into strategic alliances, distribution agreements or other arrangements with third parties to market any products we develop. If we are unable to enter into such agreements, we would have to build sales, marketing, managerial and other non-technical capabilities and develop, train and or manage a sales force, all of which would cause us to incur substantial additional expenses. If we are unable to establish adequate sales, marketing and distribution capabilities, whether independently or with third parties, we may not be able to generate product revenue and may not become profitable.

Our software products are subject to the risk of failure inherent in the development of products based on new and unproved technologies.

Because our software is and will be based on new technologies, it is subject to risk of failure. These risks include the possibility that:

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our new approaches will not result in any products that gain market acceptance;

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our software will unfavorably interact with other types of commonly used software , thus restricting the circumstances in which it may be used;

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proprietary rights of third parties will preclude us from marketing a new product; or

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third parties will market superior or more cost-effective products.

As a result, our activities, either directly or through corporate partners, may not result in any commercially viable products.

Our software products may be subject to future product liability claims. Such product liability claims could result in expensive and time-consuming litigation and payment of substantial damages.

The development, testing, marketing, sale and use of software runs a risk that product liability claims may be asserted against us if it is believed that the use or testing of our products have caused adverse technology problems to existing systems. We cannot make assurances that claims, suits or complaints relating to the use of our technology will not be asserted against us in the future. If a product liability claim asserted against was successful, we also could also be required to limit commercialization of our technology. Regardless of merit or outcome, claims against us may result in significant diversion of our management’s time and attention, expenditure of large amounts of cash on legal fees, expenses and damages and a decreased demand for our products and services. We cannot make any assurances that we will be able to acquire or maintain insurance coverage at a reasonable cost or in sufficient amounts to protect us.

We plan to develop our business in part through collaborating with third parties and we face substantial competition in this endeavor. If we are not successful in establishing such third party collaboration arrangements, we may not be able to successfully develop and commercialize our products.

Our business strategy includes finding larger software companies with which to collaborate to support the development and commercialization of our products. In trying to attract corporate partners to collaborate with us in the development and commercialization process, we face serious competition from other software companies. If we are unable to enter into such collaboration arrangements, our ability to proceed with the development or sale of products may be severely limited.

Our future collaborators may compete with us or have interests which conflict with ours. This may restrict our development efforts and limit the areas of development in which we intend to expand.

Larger software companies that we seek to collaborate with may have internal programs or enter into collaborations with our competitors for products addressing the same markets targeted by our technologies. Thus, our collaborators may pursue alternative technologies or products in order to develop software targeted by our collaborative arrangements. Our collaborators may pursue these alternatives either on their own or in collaboration with others, including our competitors. Depending on how other products advance, a corporate partner may slow down or abandon its work on our product candidates or terminate its collaborative arrangement with us in order to focus on these other prospects.

If any conflicts arise, our future collaborators may act in their own interests, which may be adverse to ours. In addition, in our future collaborations, we may be required to agree not to conduct any development that is competitive with the development conducted under our future collaborations. Our future collaborations may have the effect of limiting the areas of development that we may pursue. Our collaborators may be able to develop products in related fields that are competitive with the products or potential products that are the subject of these collaborations.

We do not have any patented technology.

We do not have any patents issues or patents pending.  We do have development work or source code which has the absolute possibility of patent protection.  We will evaluate our business benefits in pursuing patents in the future.  We will protect all of our development work with confidentiality agreements with our engineers, employees and any outside contractors.

However, third parties may, in an unauthorized manner, attempt to use, copy or otherwise obtain and market or distribute our intellectual property or technology or otherwise develop a product with the same functionality as our software. Policing unauthorized use of our software and intellectual property rights is difficult, and nearly impossible on a worldwide basis. Therefore, we cannot be certain that the steps we have taken or will take in the future will prevent misappropriation of our technology or intellectual property, particularly in foreign countries where we do business or where our software is sold or used, where the laws may not protect proprietary rights as fully as do the laws of the United States or where the enforcement of such laws is not common or effective.

A dispute concerning the infringement or misappropriation of our proprietary rights or the proprietary rights of others could be time consuming and costly and an unfavorable outcome could harm our business.

There is significant litigation in the software field regarding patents and other intellectual property rights. Software companies of roughly our size and financial position have gone out of business from the cost of patent litigation and from losing a patent litigation. We may be exposed to future litigation by third parties based on claims that our software, technologies or activities infringe the intellectual property rights of others. Although we try to avoid infringement, there is the risk that we will use a patented technology owned or licensed by another person or entity and/or be sued for infringement of a patent owned by a third party. Under current United States law, patent applications are confidential for 18 months following their priority filing date and may remain confidential beyond 18 months if no foreign counterparts are applied for in jurisdictions that publish patent applications. If our products are found to infringe any patents, we may have to pay significant damages or be prevented from making, using, selling, offering for sale or importing such products or from practicing methods that employ such products.

Confidentiality agreements with employees and others may not adequately prevent disclosure of our trade secrets and other proprietary information and may not adequately protect our intellectual property.

Our success also depends upon the skills, knowledge and experience of our technical personnel, our consultants and advisors as well as our licensors and contractors. Because we operate in a highly competitive field, we rely almost wholly on trade secrets to protect our proprietary technology and processes. However, trade secrets are difficult to protect. We enter into confidentiality and intellectual property assignment agreements with our corporate partners, employees, consultants, outside scientific collaborators, developers and other advisors. These agreements generally require that the receiving party keep confidential and not disclose to third parties all confidential information developed by the receiving party or made known to the receiving party by us during the course of the receiving party’s relationship with us. These agreements also generally provide that inventions conceived by the receiving party in the course of rendering services to us will be our exclusive property. However, these agreements may be breached and may not effectively assign intellectual property rights to us. Our trade secrets also could be independently discovered by competitors, in which case we would not be able to prevent use of such trade secrets by our competitors. The enforcement of a claim alleging that a party illegally obtained and was using our trade secrets could be difficult, expensive and time consuming and the outcome would be unpredictable. In addition, courts outside the United States may be less willing to protect trade secrets. The failure to obtain or maintain meaningful trade secret protection could adversely affect our competitive position.

Risks related to our industry

Our technology may become obsolete or lose its competitive advantage.

The software business is very competitive, fast moving and intense, and we expect it to be increasingly so in the future. Other companies have developed and are developing software technologies that, if not similar in type to our software, are designed to address the same end user or customer. Therefore, there is no assurance that our products and any other products we may in-license will be the best, the first to market, or the most economical to make or use. If competitors’ products are better than ours, for whatever reason, our sales could decrease, our margins could decrease and our products may become obsolete.

There are many reasons why a competitor might be more successful than we are or will be, including:

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Some competitors have greater financial resources and can afford more technical and development setbacks than we can.

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Some competitors have been in the software business longer than we have. They have greater experience than us in critical areas like testing, sales and marketing. This experience or their name recognition may give them a competitive advantage over us.

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Some competitors may have a better patent position protecting their technology than we either have or will have. If we cannot use the proprietary rights that we have licensed to prevent others from copying our technology or developing similar technology, or if we cannot obtain a critical license to another’s patent that we need to make and use our technology, we would expect our competitive position to lessen. Because the company “first to market” often has a significant advantage over latecomers, a second place position could result in less than anticipated sales.

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Risks related to management

We rely on key executive officers and technology advisors as well as skilled employees and consultants, and their knowledge of our business and technical expertise would be difficult to replace.

We are highly dependent on Tolga Katas, who develops the technology and Paul E. Fishkin, our CEO and President.  We do not have “key person” life insurance. We have entered into employment agreements with each of the foregoing employees. The loss of Mr. Katas or Mr. Fishkin may have an adverse effect on our ability to develop and commercialize the technologies in a timely manner.

Because potential customers may not accept our products we may never achieve enough sales to make our business profitable.

The commercial success of our future products will be dependent on their acceptance by potential customers. Our products will be based on technology that has not been completely proven and is subject to the risks of failure inherent in products based on new technologies. A significant portion of our resources will be used for research and development and marketing relating to our proposed products and services. There can be no assurance that we can or will develop marketable products. The failure of our products to achieve market acceptance would have a material adverse effect on us.

Risks related to our common stock

Our stockholders may not be able to resell their shares at or above the purchase price paid by such stockholders, or at all.

Our common stock is listed on the Over the Counter Bulletin Board trading system (OTC.BB).  An investment in our stock may be highly illiquid and subject to significant market volatility. This volatility may be caused by a variety of factors including low trading volume and market conditions.

In addition, the value of our common stock could be affected by:

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actual or anticipated variations in our operating results;

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changes in the market valuations of other similarly situated companies providing similar services or serving similar markets;

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announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

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adoption of new accounting standards affecting our industry;

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additions or departures of key personnel;

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introduction of new products or services by us or our competitors;

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sales of our common stock or other securities in the open market;

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changes in financial estimates by securities analysts;

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conditions or trends in the market in which we operate;

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changes in our earnings estimates and recommendations by financial analysts;

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our failure to meet financial analysts’ performance expectations; and

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other events or factors, many of which are beyond our control.

Stockholders may experience wide fluctuations in the market price of our securities. These fluctuations may have an extremely negative effect on the market price of our securities and may prevent a stockholder from obtaining a market price equal to the purchase price such stockholder paid when the stockholder attempts to sell our securities in the open market. In these situations, the stockholder may be required either to sell our securities at a market price which is lower than the purchase price the stockholder paid, or to hold our securities for a longer period of time than planned. An inactive market may also impair our ability to raise capital by selling shares of capital stock and may impair our ability to acquire other companies by using common stock as consideration or to recruit and retain managers with equity-based incentive plans.

The concentrated ownership of our capital stock may have the effect of delaying or preventing a change in control of our company.

Immediately following the acquisition, our directors, officers, principal stockholders and their affiliates beneficially own approximately 77.6% of our outstanding capital stock. The interests of our directors, officers, principal stockholders and their affiliates may differ from the interests of other stockholders. Our directors, officers, principal stockholders and their affiliates will be able to exercise significant influence over all matters requiring stockholder approval, including the election of directors and approval of mergers, acquisitions and other significant corporate transactions. Please see “Principal Stockholders.”

We will incur increased costs as a result of being an operating public company, compared to the historical operations.

As a public operating company, we will incur significant legal, accounting and other expenses that En2Go did not incur as a private company and that Medusa did not incur as a non-operating company. In addition, the Sarbanes-Oxley Act of 2002, (the “Sarbanes-Oxley Act”), as well as new rules implemented by the SEC, require changes in corporate governance practices of public companies. If our stock becomes listed on NASDAQ or another major exchange, we will also incur additional compliance expenses. It may be time consuming, difficult and costly for us to develop and implement the additional internal controls, processes and reporting procedures required by the Sarbanes-Oxley Act and exchange compliance requirements. We may need to hire additional financial reporting, internal auditing and other finance staff in order to develop and implement appropriate additional internal controls, processes and reporting procedures. In addition, we will incur additional costs associated with our public company reporting requirements which will significantly increase as a result of us becoming an operating public company with a larger group of stockholders. We also expect these rules and regulations to make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be difficult for us to attract and retain qualified persons to serve on our board or as executive officers.

Our common stock will likely be considered “a penny stock.”

The SEC has adopted regulations that generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. Following the acquisition, the market price of our common stock is likely to be less than $5.00 per share and therefore may be a “penny stock” according to SEC rules. This designation requires any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our common stock and may affect the ability of investors hereunder to sell their shares. In addition, because our common stock is not traded on any quotation system, investors will find it difficult to obtain accurate quotations of the stock and may experience a lack of buyers to purchase such stock or a lack of market makers to support the stock price.

If we fail to comply in a timely manner with the requirements of Section 404 of the Sarbanes-Oxley Act regarding internal control over financial reporting or to remedy any material weaknesses in our internal controls that we may identify, such failure could result in material misstatements in our financial statements, cause investors to lose confidence in our reported financial information and have a negative effect on the trading price of our common stock.

Pursuant to Section 404 of the Sarbanes-Oxley Act and current SEC regulations, beginning with our annual report on Form 10-KSB for our 2007 fiscal year, we will be required to furnish a report by our management on our internal control over financial reporting. Such report will contain, among other matters, an assessment of the effectiveness of our internal controls over financial reporting as of the end of 2007. Compliance with Section 404 is likely to result in increased general and administrative expenses and may shift management time and attention from revenue-generating activities to compliance activities. There also can be no assurance that our auditors will be able to issue an unqualified opinion on management’s assessment of the effectiveness of our internal control over financial reporting in the future. Failure to achieve and maintain an effective internal control environment or to complete our Section 404 certifications could have a material adverse effect on our stock price. Any failure to complete our assessment of our internal control over financial reporting, to remediate any material weaknesses that we may identify or to implement new or improved controls, or difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet our reporting obligations or result in material misstatements in our financial statements. Inadequate internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We have never paid nor do we expect in the near future to pay dividends.

We have never paid cash dividends on our capital stock and do not anticipate paying any cash dividends for the foreseeable future.

Item 2.

Management’s Discussion And Analysis And Plan of Operation

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with the financial statements and the related notes and other information included elsewhere in this Form 8-K. This discussion contains forward-looking statements that are based on management’s current expectations, estimates and projections about our business and operations. Our actual results may differ materially from those currently anticipated and expressed in such forward-looking statements and as a result of the factors we describe under “Risk factors” and elsewhere in this Form 8-K report.   See “Special note regarding forward-looking statements” and “Risk factors.” We undertake no obligation to update publicly any forward looking statements for any reason, even if new information becomes available or other events occur in the future.

Since En2go has no significant history of operations to date, En2go plans to make an acquisition in the near future of a corporation which has proven to have a strong history of operations in the technology or media sector.

Overview

On June 8, 2007, Medusa and En2go entered into a share exchange agreement, pursuant to which En2Go became a wholly-owned subsidiary of Medusa. As a result of the acquisition, En2Go became our wholly-owned subsidiary, and the stockholders of En2Go received an aggregate of 38,550,000 shares of our common stock. See “Summary of the Merger and Related Transactions.” This Management Discussion and Analysis covers the plan of operation of En2Go prior to the acquisition and of the combined company following the acquisition.

Liquidity and Capital Resources

The company currently has essentially no liquidity and the current capital recourses is comprised primarily of the development of many programmed library’s, utilities, applets and applications that have been developed by the En2go team to various levels of completion.

Our future capital requirements depend on numerous factors, including revenue generated from operations and market acceptance of our products and services, and the resources devoted to the development of our products and services and to sales and marketing and other operating activities. We believe that our existing capital resources should enable us to maintain our current and planned operations for at least the next twelve months. Our current cash reserves, however, may be insufficient if we experience either lower than expected revenues or extraordinary or unexpected cash expenses, or for other reasons. Funding, if pursued, may not be available on acceptable terms or at all. If adequate funds are not available, we may be required to curtail significantly or defer one or more of our operating goals or programs, or take other steps that could harm our business or future operating results. We will continue to consider future financing alternatives, which may include the incurrence of debt, additional public or private equity offerings or an equity investment by a strategic partner; however, we have no present commitments or arrangements assuring us of any future equity or debt financing.

Cash Sources and Uses

As of the filing of this 8k En2go will have secured 1.0 million in capital funding to further its business objectives in the form of an equity infusion.  A portion of the capital raised was advanced secured by notes and will be repaid at the time of funding.

This cash will be used to fund the business development of the entertainment solutions, as well as the sales and marketing of those solutions to the entertainment community.

We will also look to raise additional capital to support the additional contracts and initiatives that we will be pursuing.

Financing Activities

The equity infusion has been the company’s main source of financing activities.  It is the company’s desire to establish lines of credit as it meets it business objectives and we will pursue other possibly needed financing as the business requires.

Overview of Operations

Capitalizing on the recent growth and explosion of digital media, wireless devices, and web 2.0, En2go is currently in the process of completing the development of a suite of software solutions to better manage data sets and present them in a user-friendly way.  En2go’s development team and outside consultants are in the process of determining the types of programming that would most appeal to the viewing public, and utilizing developmental resources to deliver such programming via Virtual Server environments.  These original environments enhance the user’s experience with superior quality video and audio internet content.  En2go’s emphasis on Video and Communication technologies have caused it to move ahead in swift distribution (digital delivery), content development, and merging desktop technologies through En2go’s software applications.

Underlying this technology is En2go’s developing code in the C++, C# and Objective-C programming languages for use with Microsoft’s Vista Operating System, Windows Mobile, other mobile devices, and Apple’s Mac OSX platform.  En2go has successfully built prototypes of these applications using its proprietary technology, and is currently in the Alpha phase for Microsoft’s Vista Platform and the Beta phase for Apple’s OS X operating system.

In addition to programming progress, En2go is currently engaged in work that will lead to the establishment of a technical infrastructure for En2go’s digital television services.  En2go plans to partner with organizations to establish Virtual Server Environments using today’s leading technologies, which will serve as access points to En2go’s customer support and content for clients that log in from different parts of the world.

Aside from the high-speed delivery technology and programming, En2go’s uniqueness stems from its extraordinary development team led by experienced management who have attracted world-class leaders in technology, music, entertainment, and communications.  These talented individuals are facilitating En2go’s growth and allowing the company to establish itself as an innovative leader of entertainment and technology convergence on desktops.

Looking forward, En2go plans to participate in future projects and pursue targeted opportunities for partnership, joint venture and other forms of investment. En2go’s plan involves licensing original content and services for other entertainment projects and continuing to develop unique solutions for the entertainment industry by extending current technology.

Results of Operations

With the acquisition of En2go Inc. on June 8, 2007 pursuant to a share exchange agreement with Medusa Style Corporation, Medusa Style Corporation acquired all the out standing shares of En2go Inc. and En2go became a wholly owned subsidiary of Medusa Style Corporation.

En2go Inc. became Medusa Style Corporation’s sole operating business, and our previously formulated business plan has been abandoned and all previously conducted operations had been discontinued.

Our financial results for the period ending May 31, 2007 reflect our consolidated results of operations through May 31, 2007. From this point on, our operations will be presented solely based on En2go’s activity.

We are looking at revenue producing and related and synergistic business ventures. However, no assurance is given that we will identify, merge with or otherwise acquire an operating entity or operate profitably thereafter should we do so.

Financial Results

For the period ending May 31, 2007, we booked interest income of $0.00 and other income of $0.00 from discontinued operations. We have never operated at a profit. Following the discontinuation of our operations, our net loss for the period ending May 31, 2007 was a loss of $264,882. We anticipate that our ongoing operating expenses will be limited to those associated with our acquisition with our En2go Inc. operating entity, and our regulatory reporting requirements and related expenses.

Critical Accounting Estimates and New Accounting Pronouncements

Critical Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect reported amounts and related disclosures in the financial statements. Management considers an accounting estimate to be critical if:

•

it requires assumptions to be made that were uncertain at the time the estimate was made, and

•

changes in the estimate or different estimates that could have been selected could have a material impact on our consolidated results of operations or financial condition.

New Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board (“FASB”) issued a revision of SFAS 123, “Accounting for Stock-Based Compensation” (“SFAS 123”). The revised statement, SFAS 123(R), “Share-Based Payment”, establishes standards for share-based transactions in which an entity receives employee’s services for (a) equity instruments of the entity, such as stock options, or (b) liabilities that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of such equity instruments. SFAS 123(R) eliminates the option of accounting for share-based compensation transactions using APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and requires that companies expense the fair value of stock options and similar awards, as measured on the awards’ grant date. For public companies, SFAS 123 (R) is effective at the beginning of the first interim or annual reporting period that begins after December 15, 2005. We adopted SFAS 123(R) on January 1, 2006. SFAS 123(R) applies to all awards granted after the date of adoption, and to awards modified, repurchased or cancelled after that date. We have elected to apply SFAS 123(R) using a modified version of prospective application, under which compensation cost is recognized only for the portion of awards outstanding for which the requisite service has not been rendered as of the adoption date, based on the grant date fair value of those awards calculated under SFAS 123 for pro forma disclosures. We have also elected to continue to use the Black-Scholes model to value our share-based payments. We are currently evaluating the other requirements of SFAS 123(R). We expect the adoption of SFAS 123(R) will have a significant impact on our financial statements, but have not determined the extent of the impact. During the period ended December 31, 2005, and the period ending September 30, 2006, we did not grant any options and accordingly did not record any compensation expense under SFAS 123(R).

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”). SFAS No. 155 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” and addresses the application SFAS No. 133 to beneficial interests in securitized financial assets. SFAS No. 155 establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation. Additionally, SFAS No. 155 permits fair value measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. SFAS No. 155 is effective for all financial instruments acquired or issued after fiscal years beginning September 15, 2006. We do not expect that the adoption of SFAS No. 155 will have a material impact on our consolidated financial condition or results of operations.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets,” (“SFAS No. 156”) which also amends SFAS No. 140. SFAS No. 156 provides guidance on the accounting for servicing assets and servicing liabilities when an entity undertakes an obligation to service a financial asset by entering into a servicing contract. This statement is effective for all transactions in fiscal years beginning after September 15, 2006. We do not expect that the adoption of SFAS No. 156 will have a material impact on our consolidated financial condition or results of operations.

In June 2006, the FASB issued Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of SFAS No. 109” (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement attribute, as well as criteria for subsequently recognizing, derecognizing and measuring uncertain tax positions for financial statement purposes. This interpretation also requires expanded disclosure with respect to the uncertainty in income taxes. FIN 48 is effective for us beginning January 1, 2007. We do not anticipate that the adoption of FIN 48 will have a material impact on our financial position, results of operations or cash flows.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” (“SFAS No. 157”) Among other requirements, SFAS No. 157 defines fair value and establishes a framework for measuring fair value and also expands disclosure about the use of fair value to measure assets and liabilities. SFAS No. 157 is effective beginning the first fiscal year that begins after November 15, 2007. We are evaluating the impact of SFAS No. 157 on our financial position and results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans- An Amendment of FASB Statements No. 87, 88, 106 and 132 (R)” (“SFAS No. 158”). SFAS No. 158 requires the recognition of an asset for a plan’s over funded status or a liability for a plan’s under funded status in the statement of financial position, measurement of the funded status of a plan as of the date of its year-end statement of financial position and recognition for changes in the funded status of a defined benefit postretirement plan in the year in which the changes occur as a component of other comprehensive income. The provisions of SFAS No. 158 will be effective for the Company beginning with its fiscal year 2007. We do not expect that the adoption of SFAS No. 158 to have an impact on our financial position, results of operations or cash flows.

Off-Balance Sheet Arrangements

As of July 16, 2007, we had no material off-balance sheet arrangements other than operating leases and obligations under various strategic agreements as follows:

In the ordinary course of business, we enter into agreements with third parties that include indemnification provisions which, in our judgment, are normal and customary for companies in our industry sector. These agreements are typically with business partners, and suppliers. Pursuant to these agreements, we generally agree to indemnify, hold harmless, and reimburse indemnified parties for losses suffered or incurred by the indemnified parties with respect to our product candidates, use of such product candidates, or other actions taken or omitted by us. The maximum potential amount of future payments we could be required to make under these indemnification provisions is unlimited. We have not incurred material costs to defend lawsuits or settle claims related to these indemnification provisions. As a result, the estimated fair value of liabilities relating to these provisions is minimal. Accordingly, we have no liabilities recorded for these provisions as of December 31, 2005 or September 30, 2006.

In the normal course of business, we may be confronted with issues or events that may result in a contingent liability. These generally relate to lawsuits, claims, environmental actions or the actions of various regulatory agencies. We consult with counsel and other appropriate experts to assess the claim. If, in our opinion, we have incurred a probable loss as set forth by accounting principles generally accepted in the United States, an estimate is made of the loss and the appropriate accounting entries are reflected in our consolidated financial statements. After consultation with legal counsel, we do not anticipate that liabilities arising out of currently pending or threatened lawsuits and claims will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

Item 2A.

Quantitative and Qualitative Disclosures About Market Risk

The SEC’s rule related to market risk disclosure requires that we describe and quantify our potential losses from market risk sensitive instruments attributable to reasonably possible market changes. Market risk sensitive instruments include all financial or commodity instruments and other financial instruments (such as investments and debt) that are sensitive to future changes in interest rates, currency exchange rates, commodity prices or other market factors. We believe that our exposure to market risk is immaterial. We currently do not invest in, or otherwise hold, for trading or other purposes, any financial instruments subject to market risk.

Item 3.

Description of Property

En2go owns certain intellectual property described below:

1. Desktop Video (Code name: Flyxo)

Delivers video to a user’s desktop in a unique high-quality way using the latest in compression technology - H.264 combined with En2go’s proprietary media delivery system. Flyxo enables users to watch movies, music videos and TV shows conveniently on their desktop, in the background, full-screen. The user can continue to work on other projects on the desktop while the media plays. This software works through a simple on-time download and then enables users to watch the media they desire as a stream, bypassing the inconvenient need to first download the video, and then delete it afterwards to free up memory.

2. Media Player (Code name: VideoBox)

The En2go’s custom media player is specifically targeted for the entertainment industry.  It plays numerous file formats including mp4, mp3, quicktime and windows media.  It enables artists to communicate with their fans that are using the player. Instead of simple sending a video, the artist can use their own branded player to distribute their music videos and keep in constant contact with their fans. Another unique aspect of this media player is the ability to morph the graphical look and feel of its interface.

3. Kandictionary

Kandictionary is a gorgeous, downloadable dictionary designed for the desktop. When you type in a word, the dictionary speaks the word and the definition. The dictionary also translates in countless languages. When you roll over different places on the user interface, the Kandictionary currently streams music from an artist that En2go is promoting to the client, who is also featured on the user interface. This dictionary accesses information from 80 different databases, including the Bible, CIA reference manual, and much more. Simply type in a word and see it defined or in context a myriad of different ways.

4. eMaculate

Search, share, download pictures from the web at amazing speeds. It is easy-to-use with a state-of-the-art user interface. The pictures are presented on the side as thumbnails that can be easily viewed through a slider function instead of having to click on each picture or change pages. The URL’s from the sites where the pictures originate are conveniently made available for those who want to find the images on their original sites. The selected images can be enlarged, minimized, rotated, shared, burned to a disk, corners can be rounded and photo borders can be added. Once users search images with eMaculate, other image search software’s seem inconvenient.

5. En2go Jukebox

The En2go jukebox is a custom media player designed to play the music from social networking sites such as MySpace  as a standalone media player. In other words, after downloading the media player, a user does not have to be on an artist’s MySpace page to hear the artist’s music. A user can add favorite songs to the media player and listen to the artist’s music while doing other things or visiting other sites. Furthermore, the user can create a custom playlist by adding songs to the player from different artists.

Item 4.

Security Ownership of Certain Beneficial Owners And Management

The following table sets forth certain information as of July 16, 2007, regarding the beneficial ownership of shares of our common stock by each person known to us to be the beneficial owner of more than 5% of our common stock, each of our named executive officers, each member of our board of directors, and all members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with rules promulgated under the Exchange Act and generally includes voting and/or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock issuable upon the exercise of stock options, warrants or the conversion of other securities held by that person that are currently exercisable or convertible, or are exercisable or convertible within 60 days, are deemed to be issued and outstanding.

Name and Address of Beneficial Holder	Amount and Nature of Beneficial Holder	Percent of Class
Tolga Faysal Katas 4305 Threshold Court North Las Vegas, Nevada 89032	9,266,667 shares of common stock	18.5%
Paul E. Fishkin 4128 Colfax Avenue Studio City, California 91604	9,266,667 shares of common stock	18.5%
Kevin R. Griffith 4539 North Vintage Drive, Provo, Utah 84604	9,266,667 shares of common stock	18.5%

Item 5.

Directors, Executive Officers, Promoters and Control Persons

The following table sets forth the name, age and position of our directors, executive officers and significant employees as of the filing of this current report on Form 8 -K. Each such person has served us since the consummation of the acquisition on July 16, 2007 and, prior to the acquisition, served En2Go for the periods indicated in the narrative following the table. Prior to the completion of the acquisition, Mr. Bruce Schmidt was Medusa’s sole director and served as its president, chief executive officer, secretary and treasurer and Medusa had no other executive officers. At the effective time of the acquisition, Mr. Field resigned from all of his officer positions with us and remains a director.  All but one of En2Go’s directors and officers became our directors and officers. The significant employees and board members identified in the narrative below served En2Go prior to the acquisition and continue to serve us since the consummation of the acquisition.

Name	Age	Title
Paul E. Fishkin	64	CEO, President and Director
Tolga Katas	41	Director
Bruce Schmidt	55	Director

Tolga Katas Founder, Director

Began career in music as the founder of Futura Records. He was it’s President and CEO from February 1988 until December 1993.  In August of 1994, he founded Summit Entertainment. He was a record producer, and executive for both Summit and Futura, garnering numerous chart successes and awards. He resigned from Summit in December of 1997.  In  April 1998  he founded Dayinvestor.com, one of the first financial web sites.  He resigned in November 2002.  He was the owner of Tolga Media from March 1985 to July 2005.  He founded TFK Media, Inc. in May 1999 and was it’s President until August 2003. For these companies, he produced shows and provided network development services for television clients. He developed numerous successful productions for both independent and major companies.  In January 2003 he founded En2go.com to develop new concepts and unique software applications for Industry, with an emphasis in Entertainment. On January  31, 2007, he incorporated En2go`in the State of Nevada, with Paul Fishkin and Christine Marie

Paul Fishkin, CEO, President and Director

Graduated the Philadelphia College Of The Sciences with a Bachelor of Science in Pharmacy.  Began his music career in January of 1971 as an assistant to  Albert Grossman, Bearsville Records founder.,  In March of 1973 he was elevated to President and co-owner of  Bearsville.  He signed and oversaw development of the recording careers of Todd Rundgren, and Foghat. He also co-managed Todd Rundgren from 1973-1976.  He resigned from Bearsville in December 1979. In January 1980 Fishkin Co-founded Modern Records. He exclusively signed and oversaw the solo recording career of multi-platinum artist, Stevie Nicks; recorded  Natalie Cole, and developed the gold artist, Poe. He co-managed Rosie O’Donnell in 1984-1985.  He co-managed Twisted Sister and Kix, from 1989 to 1993 with Mark Puma of Freefall Mgmt.  Resigned from Modern Records in April of 1997.  Fishkin was an A & R Consultant from 1998 -2000  for Doug Morris (Chairman of Universal Music Group), and from January 2001 to April of 2002, a consultant for Film Director, Tom Shadyac  for his record label, 333 Music. Founded Fishkin Entertainment Inc. in May of 1997 and was it’s CEO/President. He resigned in December of 2006. It was a Record Production Co. and Artist Management Co. first located at 6535 Wilshire Blvd, Los Angeles, CA, and in 2002, moved to 4128 Colfax`Ave. Studio City, CA. His job was to sign musical talent to either a recording contract or management contract, and obtain distribution deals or recording contracts with major distribution. In December of 2003 he signed the artist Hush to a recording contract with Geffen Records. On January 31, 2007 he incorporated En2Go Inc. in Nevada with Tolga Katas and Christine Marie.

Bruce Schmidt, Director.

Bruce Schmidt brings over twenty-seven years of strategic planning and management consulting experience to the Company. With a background in physics and education from the University of British Columbia, he has acted as a consultant and has served on the Board of Directors for a variety of Canadian biotech/hightech and venture capital companies between 1992 through 2005 including: Prescient Neuropharma Inc. (TSX- “PNO”) as President, Chief Executive Officer and Director; Alda Pharmaceuticals Corp. (TSX-”APH”) as Director; Biophage Pharma Inc. (TSX-”BUG”) as Corporate Secretary and Director; Strategic Merchant Bancorp, Ltd (TSX-”SMB”) as a Director; VP Media Group Ltd. (TSX- “DVD.H”) as Director and Aitchison Capital, Inc. (TSX-”TTI”) as a Director.

Mr. Schmidt has also been involved with a number of non-profit Canadian organizations including: the Canadian Networks of Centers of Excellence, the Canadian Healthcare Licensing Association, the British Columbia Biotechnology Alliance (BC Biotech), B.C. Nanotechnology Alliance, British Columbia’s Integrated Technology Initiative and the New Economy and Adoption of Technologies Group of the British Columbia Securities Commission.

Since May of 1996, Mr. Schmidt has been working as a Life-Sciences Management consultant under his own consulting company, RJS Management in Vancouver, BC. RJS Management provides executive counsel to hightech/biotech companies in the areas of business strategy, marketing and strategic partnering.

Board Committees

(1)

Our board of directors is in the process of establishing the following committees to assist it in discharging its responsibilities: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. Each committee will be governed by a committee charter and will report to the board following its meetings. The board may add new committees or eliminate existing committees as it deems advisable. Applying NASDAQ’s director independence definition, the board has determined that Bruce Schmidt is an independent director. In making this determination, the board considered, among other things, compensation we may pay to such directors otherwise than in their capacity as directors, including, without limitation, compensation payable under consulting agreements, as consideration for participating on our advisory boards, or otherwise. We do not currently have an “audit committee financial expert” but intend to appoint one in the near future. The members of the board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committees will consist solely of independent directors.  These committees will be established once the Company has increased the number of independent directors.  We anticipate appointing an additional independent director in the near future who will serve as the Chair of the Audit Committee and as a member of the Nominating & Governance Committee.

Family Relationships

None of the members of our board of directors or officers is related to each other.

Involvement in Certain Legal Proceedings

The company is not currently involved in any litigation and, to its knowledge, no litigation has been threatened or is pending.

Code of Ethics and Business Conduct

We are in the process of adopting a written code of ethics and business conduct that applies to our chief executive officer, chief financial officer, chief accounting officer or controller, or persons performing similar functions. The code will be posted on the corporate web site which is www.en2go.com.

Item 6.

Executive Compensation

Prior to the acquisition, Bruce Schmidt was Medusa’s sole director and executive officer. Mr. Schmidt did not earn, nor was he paid or awarded any compensation for services rendered for Medusa during its last two fiscal years or for the period ended June 30, 2007 in his capacity as a director or officer of Medusa. Mr. Schmidt resigned as Medusa’s executive officer in connection with the acquisition and remains a director.  We appointed Paul E. Fishkin, who had served as En2Go’s CEO to be our principal executive officer.  None of these officers were executive officers or employees of Medusa as of Medusa’s last fiscal year end or prior to the acquisition. As a result of the acquisition, the business of En2Go became our business and En2Go became our wholly owned subsidiary. Accordingly, we present below in tabular and narrative format executive compensation information for En2Go for the period ended May 31, 2007 because we believe this information to be meaningful to investors.

Name and Principal position	Year (1)	Salary(2)	Bonus ($)	Total ($)
Paul E. Fishkin, CEO, President and Director	$90,000	TBD	TBD	TBD
Tolga Katas, Director	$90,000	TBD	TBD	TBD

Employment Agreements

Paul E. Fishkin.  In connection with the acquisition, we approved an employment agreement with Paul E. Fishkin, which En2Go entered into concurrently with the completion of the acquisition. The employment agreement was effective as of July 16, 2007. Prior to the agreement, Mr. Fishkin received no annual compensation.

Under the terms of the agreement, Mr. Fishkin agreed to continue as EN2Go’s President, Chief Executive Officer and Director.  Pursuant to the agreement, Mr. Fishkin will receive an annual base salary of not less than $90,000 per year, plus reimbursement of all ordinary and reasonable out-of-pocket business expenses he incurs.

The agreement is for an initial term ending July 16, 2008 and automatically renews each year thereafter unless terminated by either party by written notice given at least 180 days prior to the expiration of the agreement. We may terminate the agreement for cause (as defined in the agreement).

Tolga Katas  In connection with the acquisition, we approved an employment agreement with Tolga Katas, which En2Go entered into concurrently with the completion of the acquisition. The employment agreement was effective as of July 16, 2007. Prior to the agreement, Mr.Katas received no annual compensation.

Under the terms of the agreement, Mr. Katas agreed to continue as a Director.  Pursuant to the agreement, Mr. Katas will receive an annual base salary of not less than $90,000 per year, plus reimbursement of all ordinary and reasonable out-of-pocket business expenses he incurs.

The agreement is for an initial term ending July 16, 2008 and automatically renews each year thereafter unless terminated by either party by written notice given at least 180 days prior to the expiration of the agreement. We may terminate the agreement for cause (as defined in the agreement).

The termination payments for Mr. Fishkin and Mr. Katas will be set forth at a future date as determined by the board of directors.

Name	Current Potential Severance Payments ($)
Paul Fishkin	$0
Tolga Katas	$0

Outstanding Equity Awards

Option Grants prior to the merger. Medusa and En2Go had no outstanding equity awards prior to the acquisition.

Employee Benefit Plans

At this time an Employee Benefits Plan has not been established.  The company has every intention to provide basic medical and dental benefits to its employees, directors and officers.   Other employee benefits will be evaluated and discussed by the board of directors.

Compensation of Directors

Prior to the acquisition, Bruce Schmidt was our sole director. Mr. Schmidt did not earn, nor was he paid or awarded any compensation for services rendered as a director for Medusa during its last two fiscal years or for the period ended June 30, 2007. We appointed Tolga Katas and Paul E. Fishkin as additional directors effective upon the acquisition, each of whom had served directors of En2Go prior to the acquisition. Neither Mr. Katas or Mr. Fishkin were directors of Medusa as of Medusa’ s last fiscal year end or prior to the acquisition.

Item 7.

Certain Relationships and Related Transactions, and Director Independence.

We describe below any transactions, arrangements or relationships of which we are aware, as of the date of filing of this current report, which occurred since our inception or are currently proposed:

•

to which we are or will be a participant (as defined in Item 404 of Regulation S-B);

•

in which the amount involved exceeded or will exceed $120,000; and

•

in which any related person (as defined in Item 404 of Regulation S-B) has or will have a direct or indirect material interest.

We include in the description below transactions involving certain of our founders and control persons.

Certain Relationships Involving Bruce Schmidt

Prior to the completion of the acquisition, Mr. Schmidt was Medusa’s sole director and served as its president, chief executive officer, secretary and treasurer and Medusa had no other executive officers. At the effective time of the acquisition, Mr. Schmidt resigned from all of his officer positions with us and all of En2Go’s directors and officers became our directors and officers.

Item 8.

Description of Securities.

Authorized Capital Stock

We are authorized to issue 100,000,000 shares of common stock.

Capital Stock Issued and Outstanding

Following the completion of the acquisition there were 50,000,000 shares of our common stock issued and outstanding.

Description of Common Stock

The following description of our common stock is derived from various provisions of our certificate of incorporation and bylaws as well as provisions of applicable law. Such description is not intended to be complete and is qualified in its entirety by reference to the relevant provisions of our certificate of incorporation and bylaws filed with the SEC dated August 23, 2002.

Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of the common stock may vote in person or by proxy at stockholder meetings.

The board may declare dividends at its discretion but shares of one class or series may not be issued as a share dividend to stockholders of another class or series unless certain conditions are met. Holders of the common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the common stock.

Stock Options/SAR Grants

No individual grants of stock options, whether or not in tandem with stock appreciation rights (“SARs”) and freestanding SARs have been made to any executive officer or any director since inception, accordingly no stock options have been exercised by any of the officers or directors to date.

PART II

Item 1.

Market Price and Dividends On Common Equity And Other Stockholder Matters

As of the date of the filing of this Current Report, there were approximately 100 (one hundred) holders of record of shares of our Common Stock issued and outstanding.

Trades in the Common Stock may be subject to Rule 1 5g-9 of the Exchange Act, which rule imposes certain requirements on broker/dealers who sell securities subject to the rule to persons other than established customers and accredited investors. For transactions covered by the rule, brokers/dealers must make a special suitability determination for purchasers of the securities and receive the purchaser’s written agreement to the transaction before the sale. The SEC also has rules that regulate broker/dealer practices in connection with transactions in “penny stocks.” Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges, provided that current price and volume information with respect to transactions in that security is provided by the applicable exchange or system). The penny stock rules require a broker/dealer, before a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker/dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker/dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker/dealer and salesperson compensation information, must be given to the customer orally or in writing before effecting the transaction, and must be given to the customer in writing before or with the customer’s confirmation. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for shares of the Common Stock. As a result of these rules, investors may find it difficult to sell their shares.

As of the Closing Date, there were 50,000,000 shares of our Common Stock issued and outstanding. The shares of Common Stock issued in connection with the acquisition, are “restricted securities” which may be sold or otherwise transferred only if such shares are first registered under the Securities Act or are exempt from such registration requirements.

Dividend Policy

We intend to retain earnings, if any, to support the development of the business and therefore do not anticipate paying cash dividends for the foreseeable future. Payment of future dividends, if any, will be at the discretion of the Board after taking into account various factors, including current financial condition, operating results and current and anticipated cash needs and restrictions under Nevada law and our organizational documents.

Securities Authorized for Issuance Under Equity Compensation Plans

We have no compensation plans (including individual compensation arrangements) under which securities are authorized for issuance.

Item 2.

Legal Proceedings

From time to time we may be named in claims arising in the ordinary course of business. Currently, no legal proceedings or claims are pending against or involve us that, in the opinion of management, could reasonably be expected to have a material adverse effect on our business and financial condition.

Item 4.

Recent Sales of Unregistered Securities

Not applicable at this time

Item 5.

 Indemnification of Directors and Officers

Pursuant to the articles of incorporation and bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his/her position, if he/she acted in good faith and in a manner he/she reasonably believed to be in our best interest. In certain cases, we may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, we must indemnify him/her against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the state Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933 which may be permitted to directors or officers pursuant to the foregoing provisions, we are informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy, as expressed in the Act and is, therefore unenforceable.

PART F/S

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

PART III

1.

INDEX TO EXHIBITS

See Item 9.01(d) below, which is incorporated by reference herein.

2.

DESCRIPTION OF EXHIBITS

See Exhibit Index below and the corresponding exhibits, which are incorporated by reference herein.

Item 3.02

Recent Sales of Unregistered Securities.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.03

Material Modification to Rights of Security Holders.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.01

Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.06

Change in Shell Company Status.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference. As a result of the merger described under Item 2.01 of this Current Report on Form 8-K, the registrant believes that it is no longer a “shell company” as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

Item 9.01

Financial Statements and Exhibits.

(a)(b)(c) Financial Statements.

PRO FORMA FINANCIAL STATEMENTS

Unaudited Pro Forma Combined Financial Statements

The acquisition of En2Go, Inc. by Medusa Style Corporation is treated as an acquisition between a private operating company and a public shell company (i.e. a capital transaction) and is accounted for as a reverse acquisition.

Unaudited Pro Forma Combined Statement of Operations Data

MEDUSA STYLE CORPORATION

(A Development Stage Enterprise)

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED – PREPARED BY MANAGEMENT)

MAY 31, 2007

MEDUSA STYLE CORPORATION

(A Development Stage Company)

PRO FORMA CONSOLIDATED BALANCE SHEET

(UNAUDITED - PREPARED BY MANAGEMENT)

MAY 31, 2007

					Pro Forma
					Consolidated
	Medusa			Pro Forma	Medusa
	Style			Adjustments	Style
	Corporation	En2Go, Inc.		(Note 3 (i)-(ii))	Corporation
	$	$		$	$

ASSETS
Current
Cash	10,004	133,031	(ii)	1,000,000	1,143,035

Capital Assets	1,026	2,602		-	3,628

TOTAL ASSETS	11,030	135,633		1,000,000	1,146,663

LIABILITIES
Current
Accounts payable and accrued liabilities	39,855	6,682		-	46,537
Advances from a former related party	31,649	-		-	31,649
Note payable	-	350,000		-	350,000

TOTAL LIABILITIES	71,504	356,682		-	428,186

STOCKHOLDERS’ EQUITY

Common Stock	210	-	(i)	(210)	10
			(ii)	10
Additional Paid In Capital	99,840	-	(i)	(99,840)	999,990
			(ii)	999,990
Deficit Accumulated During
The Development Stage	(160,524)	(221,049)	(i)	100,050	(281,523)

TOTAL STOCKHOLDERS’ EQUITY	(60,474)	(221,049)		1,000,000	718,477

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	11,030	135,633		1,000,000	1,146,663

See Accompanying Notes to Pro Forma Consolidated Financial Statements

MEDUSA STYLE CORPORATION

(A Development Stage Company)

PRO FORMA STATEMENT OF OPERATIONS

(UNAUDITED - PREPARED BY MANAGEMENT)

FOR THE PERIOD FROM JANUARY 25, 2007 (INCEPTION ) TO MAY 31, 2007

					Pro Forma
					Consolidated
	Medusa			Pro Forma	Medusa
	Style			Adjustments	Style
	Corporation	En2Go, Inc.	(Note 3 (iii))		Corporation
	$	$		$	$

GENERAL AND ADMINISTRATIVE EXPENSES

Amortization	172	90		-	262
Audit fees	1,283	4,000		-	5,283
Automobile fees	-	1,875		-	1,875
Consulting services	-	185,581		-	185,581
Interest expense	-	6,682		-	6,682
Legal fees	-	-		-	-
Office and sundry	4,151	7,949		-	12,100
Transfer agent and filing fees	1,167	-		-	1,167
Telecommunication and utilities	-	615		-	615
Travel and entertainment	-	14,257		-	14,257

LOSS BEFORE NON-RECURING CHARGES	(6,773)	(221,049)		-	(227,822)

NON-RECURRING CHARGES
Stock exchange transaction costs	(47,060)	-	(iii)	10,004	(37,060)

NET LOSS	(53,833)	(221,049)		10,004	(264,882)

BASIC LOSS PER SHARE BEFORE NON-RECURRING CHARGES					$ (0.00)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING					49,800,000

See Accompanying Notes to Consolidated Pro Forma Financial Statements

MEDUSA STYLE CORPORATION

(A Development Stage Enterprise)

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED – PREPARED BY MANAGEMENT)

May 31, 2007

Note 1 – Basis of Presentation and Pro Forma Assumptions

On June 8, 2007, Medusa Style Corporation (“Medusa” or the “Company”) entered into a Stock Exchange Agreement with En2Go, Inc., a Nevada corporation, to acquire 100% of the common stock of En2Go, Inc. for consideration of issuing 27,800,000 of its own common stock.  The Stock Exchange Agreement was subject to certain conditions, including the completion of a private placement of 1,000,000 common shares at $1.00 per common share for gross proceeds of $1,000,000, and the transfer of 10,750,000 common shares from an existing stockholder of Medusa to the former stockholders of En2Go, Inc.

After completing the Stock Exchange Agreement, the former stockholders of En2Go, Inc. own approximately 77.4% of the issued and outstanding common stock of Medusa,  constituting control of Medusa (the legal acquiring company) by the former stockholders of En2Go, Inc. (the legal acquired or subsidiary company).The Stock Exchange Agreement has been accounted for as a capital transaction, subject to reverse acquisition accounting principles, where for accounting purposes En2Go, Inc. is treated as the acquirer and the continuing reporting entity.

For pro forma consolidated balance sheet presentation purposes, the completion of the Stock Exchange Agreement was assumed to be effective as at the balance sheet date of May 31, 2007. The pro forma consolidated balance sheet reflects the consolidated assets and liabilities of Medusa and En2Go, Inc., as well as the capital structure, being the number and type of shares issued, as that of the legal parent, Medusa, and the corresponding book value of the equity accounts as the accounts of En2Go, Inc.

For pro forma consolidated statement of operations presentation purposes, the completion of the Stock Exchange Agreement was assumed to be effective as at the date of En2Go, Inc.’s inception on January 25, 2007.  The pro forma consolidated statement of operations reflects the consolidated results of operations from Medusa and from En2Go, Inc. for the period from January 25, 2007 to May 31, 2007.

The pro forma consolidated financial statements of Medusa are unaudited and are provided for illustrative purposes only; they are not necessarily indicative of the future financial condition or future operating results of Medusa after completion of the Stock Exchange Agreement.

MEDUSA STYLE CORPORATION

(A Development Stage Enterprise)

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED – PREPARED BY MANAGEMENT)

May 31, 2007

Note 2 – Significant Accounting Policies

(a)

Loss per share

For the purpose of computing pro forma basic loss per share, the number of shares used are the weighted average number of common shares that Medusa has had issued and outstanding during the period of January 25, 2007 to May 31, 2007, adjusted to give effect to the completion of the Stock Exchange Agreement assumed to have occurred at the beginning of this period and to the completion of the private placement of 1,000,000 common shares.

The Company has not had any potentially dilutive equity or debt instruments outstanding on or before May 31, 2007.

(b)

Income taxes

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns.  Due to the uncertainty regarding the Company’s profitability, the future tax benefits of its losses have been fully reserved for and no net tax benefit has been recorded in the financial statements.

Note 3 – Pro Forma Adjustments

(i)

 Capital Transaction Entry

The Stock Exchange Agreement has been accounted for as a capital transaction, subject to reverse acquisition accounting principles, where for accounting purposes En2Go, Inc. is treated as the acquirer and the continuing reporting entity.

Accordingly, the book value of the common stock and additional paid-in capital of Medusa, $210 and $99,840 respectively, has been transferred to the consolidated entity’s deficit in the amount of $100,050.  The pro forma consolidated capital structure thus presents the capital structure, being the number and type of shares issued, as that of the legal parent, Medusa, and the corresponding book value of the equity accounts as the accounts of En2Go, Inc., the continuing reporting entity.

(ii)

Private Placement

A private placement was completed as a condition of closing of the Stock Exchange Agreement, and has been accounted for as an issuance of 1,000,000 common shares of the legal parent Medusa at the issuance price of $1.00 per common share.

MEDUSA STYLE CORPORATION

(A Development Stage Enterprise)

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED – PREPARED BY MANAGEMENT)

May 31, 2007

Note 3 – Pro Forma Adjustments (continued)

(iii) Stock Exchange Transaction Costs

      The stock exchange transaction costs are recorded as a charge to the pro form consolidated deficit of Medusa, limited by the extend that Medusa, as the acquired company for accounting purposes, had cash on hand at the assumed transaction date of May 31, 2007, in the amount of $10,004.

(d) Exhibits

2.1 Share Exchange Agreement dated as of June 8, 2007, by and among Medusa Style Corporation, En2Go Inc., Tolga Katas, Paul E. Fishkin and Kevin R. Griffith

2.2 License agreement with Christine Marie

10.1 Employment Agreement, dated as of July 16, 2007, by and between EN2GO International Inc. and Tolga Katas

10.2 Employment Agreement, dated as of July 16, 2007, by and between EN2GO International Inc. and Paul E. Fishkin

14.1

Code of Ethics and Business Conduct 21.1 List of Subsidiaries

CODE OF CONDUCT AND ETHICS

The CEO and all senior financial officers, including the CFO and principal accounting officer of In2go Inc. (the “Company”), and employees of the Company, are subject to the following procedures relating to ethical conduct, conflicts of interest and compliance with law:

The CEO and all senior financial officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company with the SEC. Accordingly, it is the responsibility of the CEO and each senior financial officer promptly to bring to the attention of the Board of Directors and the Audit Committee any material information of which he or she may become aware that affects the disclosures made by the Company in its public filings or otherwise assist the Board of Directors and Audit Committee in fulfilling their responsibilities.

The CEO, each senior financial officer and each employee shall promptly bring to the attention of the Board of Directors and the Audit Committee any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

The CEO, each senior financial officer and each employee shall promptly bring to the attention of the CEO and to the Audit Committee any information he or she may have concerning any violation of these procedures, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company’s financial reporting, disclosures or internal controls.

The CEO, each senior financial officer and each employee shall promptly bring to the attention of the CEO and to the Audit Committee any information he or she may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof, or of violation of these procedures.

The Board of Directors shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of these procedures by the CEO, the Company’s senior financial officers or employees. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to these procedures, and shall include written notices to the individual involved that the Board of Directors has determined that there has been a violation, censure by the Board of Directors, demotion or re-assignment of the individual involved, suspension with or without pay or benefits (as determined by the Board of Directors) and termination of the individual’s employment. In determining what action is appropriate in a particular case, the Board of Directors or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 17, 2007

Medusa Style Corporation

By:

/s/ Paul E. Fishkin

Name:

Paul E. Fishkin

Title:

CEO, President and Director

EXHIBIT INDEX

2.1 Share Exchange Agreement dated as of June 8, 2007, by and among Medusa Style Corporation, En2Go Inc., Tolga Katas, Paul E. Fishkin and Kevin R. Griffith

2.2 License agreement with Christine Marie

10.1 Employment Agreement, dated as of July 16, 2007, by and between EN2GO International Inc. and Tolga Katas

10.2 Employment Agreement, dated as of July 16, 2007, by and between EN2GO International Inc. and Paul E. Fishkin

14.1 Code of Ethics and Business Conduct